UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ASA Gold and Precious Metals Limited

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ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

January 25, 2012

Dear Shareholder,

You are cordially invited to attend the Annual General Meeting of Shareholders of ASA Gold and Precious Metals Limited to be held on March 15, 2012. At the meeting, you will be asked to consider: (1) the election of directors; (2) the ratification and approval of the appointment of Tait, Weller & Baker LLP as the Company’s independent auditors for the fiscal year ending November 30, 2012; (3) amendments to the Company’s Memorandum of Association to increase the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000; and (4) amendments to the Company’s Memorandum of Association and Bye-Laws to authorize the repurchase of shares to be held as treasury shares. The Board of Directors has considered each of these proposals and unanimously recommends that you vote FOR each proposal.

During the meeting, management will present the Company’s audited financial statements for the fiscal year ended November 30, 2011. Further details of the business to be transacted at the meeting can be found in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement. Your vote is important. The Company invites you to attend the meeting in person. Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, the Company asks that you please sign, date and return the enclosed proxy card at your earliest convenience. As an alternative to using the proxy card to vote, you may submit your proxy by telephone or through the Internet. Please follow the instructions on the enclosed proxy card.

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

Sincerely yours,
Michael Mead
Chairman of the Board

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS

While the Company strongly encourages you to read the full text of the enclosed Proxy Statement, the Company is providing the following brief overview of the proposals in the accompanying Proxy Statement in “question and answer” format, to help you better understand and vote on these proposals. Your vote is important. Please vote.

Question: Why are you sending me this information?

Answer: You are receiving these materials because on January 17, 2012 you owned shares of ASA Gold and Precious Metals Limited and, as a result, have a right to vote on proposals relating to the Company at the Annual General Meeting of Shareholders to be held on March 15, 2012.

Question: What proposals will be acted upon at the meeting?

Answer: At the meeting, you will be asked: (i) to elect the Company’s Board of Directors (the “Board”); (ii) to ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2012, and to authorize the Audit and Ethics Committee of the Board to set the independent auditors’ remuneration; (iii) to approve an amendment to the Company’s Memorandum of Association increasing the number of authorized common shares from 30,000,000 to 40,000,000 shares and the Company’s share capital from US $30,000,000 to US $40,000,000; and (iv) to approve amendments to the Company’s Memorandum of Association and Bye-Laws authorizing the Company to repurchase shares to be held as treasury shares.

Question: Why is the Company proposing that Tait, Weller & Baker LLP be ratified and approved as the Company’s independent auditors for the fiscal year ending November 30, 2012?

Answer: The Audit and Ethics Committee has selected Tait, Weller & Baker LLP (“TWB”) to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2012. TWB primarily provides auditing and accounting services to the financial services industry, including investment companies, investment advisers, broker-dealers, banks, insurance companies and transfer agents.

Ernst & Young LLP (“E&Y”) currently serves as the independent auditors. As described in more detail in proposal 2 in the Proxy Statement, for the past two fiscal years there have been no disagreements between E&Y and the Company; however, the Audit and Ethics Committee and the Board believe that by engaging TWB, the Company should be able to reduce its audit and tax service expenses significantly without adversely impacting the quality or level of those services to the Company.

Question: Why is the Company proposing to amend its Memorandum of Association to increase the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000?

Answer: Under the Company’s Memorandum of Association, the Company currently is authorized to issue only 30,000,000 common shares of which 19,289,905 common shares are outstanding and 10,710,095 remain unissued. The Board believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue common shares for general corporate purposes which may be identified in the future, such as to raise equity capital, effect a stock split, adopt a stock incentive plan or reserve additional shares for issuance under such a plan where the Board determines it advisable to do so, without the delay and expense of soliciting shareholder approval to increase the Company’s authorized share capital (shareholder approval will be solicited with respect to any transactions or issuances where such approval may be required by applicable laws and the New York Stock Exchange, including relating to any stock incentive plan). The Company does not have any current plans to issue for any purpose any of the additional shares to be authorized.

Question: Why is the Company proposing to amend its Memorandum of Association and Bye-Laws to authorize the repurchase of shares to be held as treasury shares?

Answer: The Company’s Memorandum of Association and Bye-Laws do not currently authorize the Company to acquire its own shares and subsequently hold them as treasury shares; instead any shares repurchased by the Company must be cancelled immediately. The Company believes that having the ability to hold reacquired shares in treasury affords it valuable corporate financial flexibility under various circumstances. Shares held as treasury shares can be reissued to raise equity capital or to adopt a stock incentive plan or reserve additional shares for issuance under such a plan (subject to applicable shareholder approval). The recommended amendments to the Memorandum of Association and Bye-Laws accommodate the ability of the Company to acquire its own shares and either cancel such shares or hold them in treasury, in either case as determined by the Board and in accordance with the Companies Act 1981 of Bermuda (as amended).

Question: How does the Board recommend that I vote?

Answer: After careful consideration, the Board recommends a vote FOR each proposal.

Question: How do I vote my shares?

Answer: Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the proxy card. To vote through the Internet, please access the website listed on the proxy card. Please note that to vote by telephone or through the Internet, you will need the unique “control” number that appears on the enclosed proxy card. If you will attend the meeting and vote in person, please let us know by calling 1-800-432-3378. You will be required to provide valid identification in order to gain admission.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting. If you hold your shares in street name and you wish to vote in person at the meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the meeting.

Question: When should I return my proxy?

Answer: The Company would like to receive your completed, signed and dated proxy as soon as possible. You may also submit your proxy by telephone or through the Internet. Because your vote is important to us, you may receive a call from the Company or AST-Altman Group LLC (“Altman”), the Company’s proxy solicitor, reminding you to vote.

Question: What if I have other questions?

Answer: If you have any questions about any proposal or need assistance voting your shares, please call Altman, the Company’s proxy solicitor, toll-free at 1-877-896-3195.

ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 15, 2012

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the “Meeting”) of ASA Gold and Precious Metals Limited (the “Company”) will be held on March 15, 2012, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, for the purpose of considering and acting upon the following business:

1.	To elect the Company’s Board of Directors;

2.

To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2012, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration;

3.

To approve an amendment to the Company’s Memorandum of Association to increase the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000;

4.	To approve amendments to the Company’s Memorandum of Association and Bye-Laws authorizing the repurchase of shares to be held as treasury shares; and

5.	Such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that shareholders vote FOR each proposal.

During the Meeting, management will also present the Company’s audited financial statements for the fiscal year ended November 30, 2011.

The Board of Directors has fixed the close of business on January 17, 2012, as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

By order of the Board of Directors,
Steven Schantz Secretary

January 25, 2012

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Whether or not you plan to attend the meeting in person, please vote your shares. In order that your shares may be represented at the meeting, please vote your proxy as soon as possible either by mail, telephone, or via the Internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	Indicate your instructions on the proxy card;

•	Date and sign the proxy card;

•	Mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

•

Allow sufficient time for the proxy card to be received by 1:00 a.m. Eastern Time, on March 15, 2012. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

If you sign, date, and return the proxy card but give no voting instructions for any proposal(s), the proxies will vote FOR such proposal(s). In order to avoid the additional expense of further solicitation, the Company asks your cooperation in mailing your proxy card promptly.

As an alternative to voting by mail, you may vote by telephone or through the Internet, as follows:

To vote by telephone:		To vote through the Internet:
(1)	Read the proxy statement and have your proxy card at hand.	(1)	Read the proxy statement and have your proxy card at hand.
(2)	Call the toll-free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.
(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

The Company encourages you to vote by telephone or through the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

If you have any questions regarding the proposals or need assistance voting your shares, please contact Altman, the Company’s proxy solicitor, toll-free at 1-877-896-3195.

If the Company does not receive your voting instructions, you may be contacted by the Company or by Altman. The Company or Altman will remind you to vote.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting. If you hold your shares in street name and you wish to vote in person at the meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders to be held on March 15, 2012.

The Proxy Statement and the Annual Report of the Company
for the fiscal year ended November 30, 2011, are available at www.asaltd.com/proxymaterial.

ASA GOLD AND PRECIOUS METALS LIMITED
400 South El Camino Real, Suite 710
San Mateo, California 94402

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

March 15, 2012

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy card is solicited by the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) for use at the Annual General Meeting of Shareholders (the “Meeting”) to be held on March 15, 2012, at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022 (the Meeting and any adjournments or postponements thereof are referred to herein as the “Meeting”). The proxy may be revoked by a shareholder at any time prior to its use at the Meeting by submitting a letter of revocation or a later- dated proxy card delivered to Steven Schantz, Secretary, ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or delivered to him at the Meeting.

The expense of preparing, assembling, printing and mailing the Proxy Statement, proxy card and any other material used for the solicitation of proxies by the Board will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company has retained AST-Altman Group LLC (“Altman”), 60 East 42nd Street, Suite 916, New York, NY 10165 to assist in the solicitation of proxies. Such solicitation will primarily be by mail and telephone. The costs of the solicitation are estimated at approximately $16,000. Altman will also be reimbursed for out-of-pocket costs in connection with the solicitation. In addition, the Company will reimburse brokers, nominees and fiduciaries that are registered owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this Proxy Statement and the proxy card will be January 27, 2012.

The Annual Report of the Company for the fiscal year ended November 30, 2011 accompanies this Proxy Statement. If you have not received a copy of the Annual Report and would like to receive a copy free of charge, please contact Steven Schantz, Secretary, at ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402 or by telephone at 1-800-432-3378. You may also view the Annual Report on the Company’s website at www.asaltd.com/proxymaterial.

VOTING AT THE MEETING

Only registered shareholders as of the close of business on January 17, 2012 (the “Record Date”) will be entitled to vote at the Meeting. There were 19,289,905 common shares of the Company, par value $1.00 per share (“common shares”), outstanding on that date, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. If a shareholder has signed a proxy card but no instructions are indicated, the named proxies will vote FOR each of the following proposals: (i) to elect as directors each of the nominees listed on the proxy card; (ii) to approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2012, and to authorize the Audit and Ethics Committee of the Board to set the independent auditors’ remuneration; (iii) to approve an amendment to the Company’s Memorandum of Association increasing the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000; (iv) to approve amendments to the Company’s Memorandum of Association and Bye-Laws authorizing the repurchase of shares to be held as treasury shares; and (v) in their discretion, upon such other matters as may properly come before the Meeting.

Shareholders may return their proxies by mail, by touch-tone telephone, or through the Internet, or may vote in person at the Meeting. If your shares are registered in your name, the Company encourages you to return your proxy by telephone by calling toll-free 1-800-652-VOTE (8683) or, if you have Internet access, through the Internet at www.investorvote.com/asa. When you return your proxy by telephone or through the Internet, your instructions are recorded immediately and there is no risk that postal delays will cause your proxy to arrive late and therefore not be counted. If you hold your shares in “street name” through a broker, bank or other nominee, your nominee may allow you to provide voting instructions by telephone or through the Internet. Please consult the materials you receive from your nominee prior to returning your proxy by telephone or through the Internet. Shareholders who plan to attend the Meeting and vote in person should call 1-800-432-3378. If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting. Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

If you have any questions regarding the proposals or need assistance voting your shares, please contact the Company’s proxy solicitor, Altman, toll-free at 1-877-896-3195.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Company is not aware of any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), owning beneficially more than 5% of the Company’s outstanding common shares, except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	3,308,987(1)	17.0%
City of London Investment Management Company Limited 77 Gracechurch Street, London, England United Kingdom, EC3V 0AS	2,244,450(2)	11.6%
WS Management, LLLP 4306 Pablo Oaks Court Jacksonville, FL 32224	1,119,400(3)	5.8%

(1)

The number of shares shown is based solely on the Form 13F filed by Lazard Asset Management LLC on November 9, 2011, reflecting information as of September 30, 2011, according to which Lazard Asset Management LLC has sole voting and investment power over those shares.

(2)

The number of shares shown is based solely on the Form 13F filed by City of London Investment Management Company Limited on November 15, 2011, reflecting information as of September 30, 2011, according to which City of London Investment Management Company Limited has sole voting power over those shares.

(3)

The number of shares shown is based solely on the Form 13F filed by WS Management, LLLP on November 14, 2011, reflecting information as of September 30, 2011, according to which WS Management, LLLP has sole voting and investment power over those shares.

QUORUM AND REQUIRED VOTING

One-third (1/3) of the Company’s outstanding common shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the chairman of the Meeting may determine.

Assuming that a quorum is present at the Meeting, approval of each proposal to be acted upon at the Meeting requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy. Abstentions and “broker non-votes” (i.e., shares held by brokers, banks or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will be disregarded in determining the “votes cast” on a proposal. Therefore, abstentions and “broker non-votes” will have no effect on the vote.

PROPOSAL 1

TO ELECT THE COMPANY’S BOARD OF DIRECTORS

At its December 8, 2011 meeting, the Board, upon the recommendation of the Nominating Committee, nominated the five individuals listed below for election as directors, each to hold office as a director of the Company until the next Annual General Meeting of Shareholders. At the meeting, the Board re-elected Mr. Michael Mead as Chairman of the Board. Currently the maximum number of directors is six directors. The Board may elect to fill the single vacancy on the Board upon identification of a qualified candidate. Proxies cannot be voted for a greater number of persons than the nominees named. Any director elected by the Board would serve until the next Annual General Meeting of Shareholders.

All of the nominees (David Christensen, Phillip Goldstein, Andrew Pegge, Robert Pilkington and Michael Mead) currently serve as directors of the Company. Each nominee has consented to being named in this Proxy Statement and to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event that management does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead or the Board may reduce the number of directors as provided in the Company’s Bye-Laws. The persons named as proxies on the enclosed proxy card relating to the Meeting will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to vote against or abstain from voting with respect to any nominee.

The following is a list of each nominee, his age, address, principal occupation and present positions with the Company, including any affiliations with the Company, the length of service with the Company and other directorships held. Unless otherwise noted, each nominee has engaged in the principal occupation listed in the following table for five years or more.

Name, Address(1) and Age	Position Held, Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Interested Nominee*:
David Christensen, 49	Director since 2008; President, Chief Executive Officer and Chief Investment Officer since February 2009

President, Chief Executive
Officer and Chief
Investment Officer
since February 2009;
Vice President—
Investments from
May 2007 to
February 2009;
Vice President,
Corporate Development
of Gabriel
Resources Ltd.,
a gold mining
company, 2006 to
2008; independent
financial consultant
from 2003 to 2006; Director of
Fundamental
Equity Research
for Credit Suisse
First Boston
Corporation, a
financial services
company, from
2002 to 2003

Director of Hecla Mining Company, a precious metals mining company, from 2002 to 2011; Director of the Denver Gold Group, a non-profit mining industry association, since 2010
Independent Nominees**:
Phillip Goldstein, 66	Director since 2008

Principal of the general partner of six investment partnerships in the Bulldog Investors group of private funds since 1992; principal of Brooklyn Capital Management, the investment adviser for the Special Opportunities Fund since 2009

Director of following closed-end funds: Mexico Equity and Income Fund since 2000; Brantley Capital Corporation since 2001; Special Opportunities Fund since 2009; and Korea Equity Fund since 2010

Name, Address(1) and Age	Position Held, Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Michael Mead, 59	Chairman (non-executive) since January 2011; Director since 2010

Held investment research and portfolio management positions from 1997 until his retirement in 2008 (Director—Global Equities from 2004 to 2008) with the Howard Hughes Medical Institute Investment Department, which manages the Institute’s endowment

None
Andrew Pegge, 48	Deputy Chairman (non-executive) since February 2009; Director since 2008	Director and Chief Executive Officer of Laxey Partners Limited, a global active value fund manager since 1999	None
Robert Pilkington, 66	Director since 2004 (ASA South Africa(3) from 1979 to 2005)	Investment banker and Managing Director of UBS Securities LLC and predecessor companies since 1985	Director of Avocet Mining PLC, a gold mining company, since 1996

(1)	The address for each director is c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402.

(2)

Each director of the Company will serve as such until the next Annual General Meeting of Shareholders unless the director resigns or is disqualified. The Company’s executive officers serve until they are terminated or resign. Non-executive officers are elected by the Board annually.

(3)

On November 19, 2004, ASA Limited, a South African public limited liability company and the predecessor company to the Company (“ASA South Africa”), was reorganized into the Company, a Bermuda exempted limited liability company.

*	An “interested person” of the Company, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), by reason of being an officer of the Company.

**	Not an “interested person” of the Company (“Independent Director”).

Litigation Involving Directors

On October 17, 2009, the Massachusetts Secretary of State issued an “obey the law” cease and desist order (the “Order”) against Mr. Goldstein and certain affiliated parties, and fined the parties $25,000, in connection with a violation of Massachusetts law due to the parties making information about certain unregistered investments available on a website and by sending an e-mail containing material about such investments to an individual who requested it. The parties filed an appeal of the Order in the Massachusetts Superior Court which was upheld, and the parties further appealed the Order. The Massachusetts Supreme Judicial Court upheld the Order on July 2, 2010, but held that the parties’ claim that the Order violated their First Amendment rights must be decided as part of the parties’ appeal of a separate lawsuit they filed against the Massachusetts Secretary of State. The Massachusetts Supreme Judicial Court transferred the appeal of the lawsuit filed against the Massachusetts Secretary of State to itself on July 23, 2010. In those proceedings, the parties stipulated that “the combination of the website and the direct email communication that was the basis of the […] [O]rder did not concern the unlawful sale of unregistered securities, and they further agree[d] that the combination was not misleading.” On September 22, 2011 the Massachusetts Supreme Judicial Court affirmed the Superior Court’s ruling and declined to reconsider the parties’ personal jurisdiction claim. The Company has been advised that the parties intend to file a petition for certiorari with the United States Supreme Court.

Required Vote: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

The Board unanimously recommends that you vote FOR each nominee listed in proposal 1.

EXECUTIVE OFFICERS

The current executive officers of the Company are David Christensen, whose biographical information is set forth above; Rodney Yee (51), Treasurer, Chief Financial Officer and Chief Operating Officer since September 2010; and Steven Schantz (58), Secretary, General Counsel and Chief Compliance Officer since September 2010. Prior to joining the Company, Mr. Yee served as Chief Operating Officer and Chief Compliance Officer of CCM Partners, an investment adviser, from 2005-2010; Chief Financial Officer and Treasurer of Matthews International Capital Management, an investment adviser, from 2004-2005; and Chief Financial Officer and Chief Compliance Officer for Sand Hill Advisors, Inc., an investment adviser, from 2002-2004. Prior to joining the Company, Mr. Schantz was Vice-President and Associate General Counsel for Charles Schwab & Co., a broker-dealer, from 2001-2009; Senior Counsel for Barclays Global Investors, N.A. from 1996-2001; and Branch Chief and Enforcement Attorney at the U.S. Securities and Exchange Commission (“Commission”) from 1990-1996. The address of each executive officer is c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, CA 94402.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Each director receives an annual retainer fee of $20,000 for his services as a director, except the Chairman of the Board, who receives an additional annual fee of $10,000. Each director receives a fee of $4,000 for attendance at each in-person directors meeting and $1,000 for attendance at each telephonic directors meeting. The Chairman of the Audit and Ethics Committee receives an annual fee of $4,000 for acting in that capacity and the Chairmen of the Compensation and Nominating Committees each receive an annual fee of $2,000 for acting in those capacities. A director may receive additional fees for providing additional services as a director at the request of the Board. The annual retirement benefit is equal to 75% of the annual retainer fee paid to active directors, as it may be increased from time to time. A director retiring after attaining the age of 70 is entitled to such retirement benefit for life; a director retiring before attaining such age is entitled to such retirement benefit for the lesser of life or the number of years he served as a director. Under the restated retirement plan, a director whose first election to the Board occurred on or after January 1, 2008 does not qualify to receive retirement benefits.

A summary of the compensation and benefits for the directors and executive officers of the Company for the fiscal year ended November 30, 2011 is shown below:

DIRECTOR COMPENSATION

Director	Aggregate Compensation from the Company	Estimated Annual Pension and Retirement Benefit
Michael Mead	$46,500	N/A
Andrew Pegge	$42,000	N/A
Phillip Goldstein	$40,250	N/A
Robert Pilkington	$39,250	$15,000
David Christensen(1)	$38,000	N/A

(1)	Mr. Christensen is an interested director of the Company.

Executive Officer Compensation

	A	B	C	D	E
Name & Position	Aggregate Compensation (B, C, D and E)(1)	Base Compensation(2)	Vested Bonus(3)	Vested Deferred Bonus(3)	Director Compensation(4)
David Christensen, Director, President, Chief Executive Officer and Chief Investment Officer(5)	$789,159	$408,598	$245,000	$97,561	$38,000
Rodney Yee, Treasurer, Chief Financial Officer and Chief Operating Officer(6)	$270,575	$216,675	$53,900	N/A	N/A
Steven Schantz, General Counsel, Chief Compliance Officer and Secretary(7)	$356,725	$317,350	$39,375	N/A	N/A

(1)

Aggregate compensation listed in column A is the sum of the amounts shown in columns B-E. In the event the Company terminates the employment of any of the executive officers other than for cause (except in connection with the winding-up and liquidation of the Company) or the executive officer resigns his employment for good reason, the Company will pay the executive officer a sum equal to 60% of his then-effective annual salary (100% of his then-effective annual salary in the event of the executive officer’s termination of employment in connection with a winding-up and liquidation of the Company).

(2)

Base Compensation includes the executive officer’s base salary and a 401(k) plan safe harbor contribution in the amount of 3% of the officer’s base salary. For Mr. Christensen only, Base Compensation also includes one-third of the $3,745 premium paid by the Company for a life insurance policy on Mr. Christensen’s life. In the event of Mr. Christensen’s death, the Company would receive two-thirds of the proceeds, and Mr. Christensen’s beneficiaries would receive one-third of the proceeds.

(3)

Cash bonuses may be awarded to the executive officers in the Board’s discretion. Seventy percent of any bonus awarded vests immediately and is paid by the Company, usually in the first quarter of the following fiscal year. Thirty percent of any bonus awarded is deferred for two years and will vest only if the executive officer is still employed by the Company at that time.

(4)	Director Compensation is the compensation paid to an executive officer for serving as interested director of the Company.

(5)

Mr. Christensen was awarded a $350,000 bonus for fiscal year 2011. Seventy percent of Mr. Christensen’s bonus, or $245,000, vests immediately and will be paid in February 2012. Thirty percent of Mr. Christensen’s fiscal year 2011 bonus, or $105,000, will be deferred for two years and will vest only if he is still employed by the Company at that time. The Vested Deferred Bonus in the amount of $97,561 represents that portion of Mr. Christensen’s bonus that was awarded for fiscal year 2009 but deferred that vested and became payable in fiscal year 2011. See note 3 above.

(6)

Mr. Yee was awarded a $77,000 bonus for fiscal year 2011. Seventy percent of Mr. Yee’s bonus, or $53,900, vests immediately and will be paid in February 2012. Thirty percent of Mr. Yee’s fiscal year 2011 bonus, or $23,100, will be deferred for two years and will vest only if he is still employed by the Company at that time.

(7)

Mr. Schantz was awarded a $56,250 bonus for fiscal year 2011. Seventy percent of Mr. Schantz’ bonus, or $39,375, vests immediately and will be paid in February 2012. Thirty percent of Mr. Schantz’ fiscal year 2011 bonus, or $16,875, will be deferred for two years and will vest only if he is still employed by the Company at that time.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of common shares of the Company by each director, each executive officer, and all directors, and executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director and executive officer.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Outstanding Shares	Aggregate Dollar Range of Share Ownership(2)
Interested Director:
David Christensen	1,300	*	$10,001-$50,000
Independent Directors:
Phillip Goldstein	900	*	$10,001-$50,000
Michael Mead	500	*	$10,001-$50,000
Andrew Pegge	None	N/A	N/A
Robert Pilkington	9,000	*	Over $100,000
Other Officers:
Rodney Yee	None	N/A	N/A
Steven Schantz	100	*	$0-$10,000
All Director and Executive Officers as a group:	11,800	*	N/A

(1)	Each individual has sole voting and investment power over the shares shown opposite his name.

(2)	Valuation as of the Record Date.

*	The common shares shown for this individual or group constituted less than 1% of the Company’s outstanding common shares.

BOARD OF DIRECTORS

Leadership Structure and Qualifications of Board of Directors

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is currently composed of five members, four of whom are Independent Directors. The Board has elected an Independent Director to serve as Chairman. The Chairman: (i) coordinates the activities of the directors and leads the directors at Board meetings; (ii) works with the Company’s executive officers, including the Company’s Chief Compliance Officer, the Company’s legal counsel, and the chairmen of the Board’s committees, as necessary, to determine the agenda for Board and Committee meetings; (iii) serves as the principal contact for and facilitates communication between the Independent Directors and the Company’s management; and (iv) performs any other duties that the Board may delegate to the Chairman. The Chairman also presides at separate meetings of the Independent Directors where various matters, including those being considered at Board meetings, are discussed.

The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established three standing committees: Compensation Committee, Audit and Ethics Committee, and Nominating Committee. The Board also serves as the Company’s foreign custody manager in overseeing the custody of the Company’s assets outside of the U.S.

The directors have determined that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Directors, and the role of its Chairman described above, are appropriate given that the Company is internally managed and the relatively small size of the Company’s organization. The Board believes that this structure enhances the Board’s oversight of, and independence from, management, the ability of the Board to carry out its responsibilities on behalf of the shareholders, and the Company’s overall corporate governance.

The Board has concluded that, based on each director’s experience, qualifications, character, integrity, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. Among other attributes common to all directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other directors and management of the Company, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his duties effectively may have been attained through: (i) business, consulting, public service or academic positions; (ii) a director’s educational background or professional training; (iii) experience from service as a director of the Company, other public companies, non-profit entities or other organizations; or (iv) other relevant experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that supports the conclusion that each person should serve as a director.

Mr. Christensen was selected to be a director of the Company given his experience in the gold and precious metals and financial services industries. Prior to joining the Company as an officer in 2007, Mr. Christensen was Vice President, Corporate Development at Gabriel Resources Ltd., a gold mining company; a Director of Fundamental Equity Research for Credit Suisse First Boston; Global Coordinator of Mining Research at Merrill Lynch; and Portfolio Manager of Franklin Gold and Precious Metals Fund for Franklin Templeton Group. He was a director of Hecla Mining Company from 2002 to 2011 and is currently a director of the Denver Gold Group.

Mr. Goldstein was selected to be a director of the Company given his experience in the investment management industry and, in particular, closed-end funds. Mr. Goldstein is principal of the general partner of six private investment partnerships in the Bulldog Investors group of private funds and principal of Brooklyn Capital Management, the investment adviser for the Special Opportunities Fund. He is also a director of several closed-end funds.

Mr. Mead was selected to be a director of the Company given his experience in the financial services industry. Mr. Mead held investment research and portfolio management positions from 1997 until his retirement in 2008 (Director-Global Equities from 2004 to 2008) with the Howard Hughes Medical Institute Investment Department which manages the Institute’s endowment.

Mr. Pegge was selected to be a director of the Company given his experience in the financial services industry. Mr. Pegge is a director and Chief Executive Officer of Laxey Partners Limited, a global active value fund manager.

Mr. Pilkington was selected to be a director of the Company given his experience in the gold and precious metals and financial services industries. Mr. Pilkington is an investment banker and Managing Director of UBS Securities LLC and its predecessor companies. He is also a director of Avocet Mining PLC, a gold mining company.

Risk Oversight

The Board is responsible for oversight of the risks associated with the Company’s operations including investment, compliance, operational and valuation risks. Risk oversight is addressed as part of various regular Board and Committee activities. Day-to-day risk management functions are the responsibility of the Company’s management and other service providers (depending on the nature of the risk), who carry out the Company’s investment management and business affairs. Management and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider has its own independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models. It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board, directly or through its Committees, interacts with and reviews reports from, among others, the Company’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer, the Company’s independent registered public accounting firm, Company counsel, and other service providers, as appropriate, regarding risk management and compliance matters.

BOARD COMMITTEES

Audit and Ethics Committee

The current members of the Audit and Ethics Committee are Messrs. Pegge (Chairman), Goldstein and Mead, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange (the “NYSE”)). The Audit and Ethics Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Audit and Ethics Committee include overseeing: (i) the Company’s accounting and financial reporting policies and practices; (ii) the Company’s internal controls and procedures; (iii) the integrity, quality and objectivity of the Company’s financial statements and the audit thereof; and (iv) the Company’s compliance with legal and regulatory requirements. The Audit and Ethics Committee is directly responsible for the selection, compensation, oversight and, when appropriate, termination of the Company’s independent auditors (subject to ratification of the selection by a majority of the Independent Directors and appointment by shareholders). Attached as Appendix A is a copy of the Company’s Audit and Ethics Committee Report with respect to the Company’s audited financial statements for the fiscal year ended November 30, 2011.

Compensation Committee

The current members of the Compensation Committee are Messrs. Goldstein (Chairman), Pegge, Pilkington and Mead, each of whom is an Independent Director. It is the responsibility of the Committee to make recommendations to the Board regarding compensation of the Company’s executive officers and members of the Board. The Committee considers criteria as deemed relevant to the compensation of the Chief Executive Officer and other officers of the Company; reviews at least annually the compensation and performance of the Chief Executive Officer; considers, in consultation with the Chief Executive Officer, the compensation and performance of other officers; makes recommendations to the Board with respect to compensation of the Chief Executive Officer and other officers; and reviews periodically director compensation and makes recommendations to the Board with respect to the form and amount of such compensation.

Nominating Committee

The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Goldstein, Pegge and Mead, each of whom is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board. The Nominating Committee acts pursuant to a written charter, a current copy of which is available on the Company’s website at www.asaltd.com. The responsibilities of the Nominating Committee include: (i) considering and evaluating the structure, composition and membership of the Board and each of its committees; (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary; and (iii) evaluating and recommending directors to serve as members of the committees of the Board.

INFORMATION REGARDING THE COMPANY’S PROCESS FOR
NOMINATING DIRECTOR CANDIDATES

The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company’s shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates: (i) are of the highest character and integrity; (ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. The Nominating Committee has not adopted any specific diversity policy, but will take into account in its consideration of new candidates to the Board, whether a candidate’s background, experience and skills will contribute to the diversity of the Board. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Nominating Committee’s (or the Board’s) perceptions about future issues and needs.

The Committee considers candidates from any source deemed appropriate by the Committee, including: (i) the Company’s current directors; (ii) the Company’s officers; and (iii) the Company’s shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman—Nominating Committee of ASA Gold and Precious Metals Limited, c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. The shareholder recommendation must be received at the above address no later than September 29, 2012. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders.

DIRECTOR ATTENDANCE AT MEETINGS

During the fiscal year ended November 30, 2011, there were six meetings of the Board, four meetings of the Audit and Ethics Committee, three meetings of the Compensation Committee, and two meetings of the Nominating Committee. Each director attended 100% of the meetings of the Board and the committees on which he served.

Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to attend. The 2011 Annual General Meeting of Shareholders was attended by all of the Company’s directors.

SHAREHOLDER COMMUNICATIONS

Shareholders may send written communications to the Company’s Board or to an individual director by mailing such correspondence to the Board or the individual director, as the case may be, c/o ASA Gold and Precious Metals Limited, 400 South El Camino Real, Suite 710, San Mateo, California 94402. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must also meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Company’s directors, officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of ownership of the Company’s shares and changes in such ownership on Forms 3, 4, and 5 with the Commission. Such persons are required by Commission regulations to furnish the Company with copies of all such filings. Based solely upon a review of the copies of such forms furnished, the Company does not know of any director, officer or person who beneficially owns more than 10% of the Company’s common shares who, during the Company’s last fiscal year, failed to file on a timely basis the required reports.

PROPOSAL 2

RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT
AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE OF THE
BOARD TO SET THE AUDITORS’ REMUNERATION

In accordance with Section 89 of the Companies Act 1981 of Bermuda (as amended) (the “Companies Act”), the Company’s shareholders have the authority to appoint the Company’s independent auditors and to authorize the Audit and Ethics Committee of the Board to set the auditors’ remuneration. On December 15, 2011, the Audit and Ethics Committee determined to select Tait, Weller & Baker LLP (“TWB”), Philadelphia, Pennsylvania, an independent registered public accounting firm, to serve as the Company’s independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2012. TWB primarily provides auditing and accounting services to the financial services industry, including investment companies, investment advisers, broker-dealers, banks, insurance companies and transfer agents. The full Board, including a majority of the Independent Directors, ratified the selection of TWB and directed that a proposal appointing TWB be submitted to the Company’s shareholders for ratification and approval.

Change of Independent Auditors

In 2011, the Audit and Ethics Committee decided to undertake an auditor selection process to review qualified audit firms, including Ernst & Young LLP (“E&Y”), the Company’s current independent auditors. As described in more detail below, while there have been no disagreements between E&Y and the Company, the Audit and Ethics Committee and the Board believe that by engaging TWB, the Company should be able to reduce its audit and tax service expenses significantly without adversely impacting the quality or level of those services to the Company. On January 4, 2012, the Company notified E&Y of its intention to propose that shareholders ratify and approve the appointment of TWB as the Company’s independent auditors for the fiscal year ending November 30, 2012. At the Company’s request, E&Y consented to continue as the Company’s auditors until the Meeting. If the appointment of TWB is ratified and approved by shareholders, the engagement of E&Y will be terminated as of the date of the Meeting and TWB will be engaged as the Company’s independent auditors as of the same date.

E&Y’s reports on the Company’s financial statements as of and for each of the two fiscal years ended November 30, 2011 and November 30, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and through the date of the completion of E&Y’s audit of the Company’s accounts for the 2011 fiscal year: (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years; and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that E&Y furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. On January 25, 2012, E&Y furnished a letter to the Company stating that it agrees with the above statements relating to E&Y, except E&Y has no basis to agree or disagree with any of the statements regarding TWB. A copy of E&Y’s letter is attached as Appendix B.

Neither the Company nor anyone acting on its behalf consulted with TWB at any time prior to their selection by the Audit and Ethics Committee with respect to the application of accounting principles to any transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s accounts. TWB has informed the Company that, in its professional judgment, it is not aware of any relationships between TWB and the Company that may reasonably be thought to bear on its independence.

Representatives of E&Y and TWB are expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

Audit and Non-Audit Fees

Aggregate fees charged by E&Y for professional services rendered to the Company for the fiscal years ended November 30, 2011 and November 30, 2010 are set forth below.

	Fiscal Year 2011	Fiscal Year 2010
Audit Fees	$99,000	$99,000
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

Total	$105,000	$105,000

Audit Fees include the aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

Audit-Related Fees include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements.

Tax Fees include the aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning. The figures for 2011 and 2010 include fees billed for U.S. tax advisory services.

All Other Fees include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

The aggregate fees charged by E&Y for non-audit services rendered to the Company for the fiscal years ended November 30, 2011 and November 30, 2010 were $6,000 and $6,000, respectively.

Policy on Audit and Ethics Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit and Ethics Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2011, there were no services included in Audit-Related Fees, Tax Fees and All Other Fees that were approved by the Audit and Ethics Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit and Ethics Committee. Any such pre-approval by the chair of the Audit and Ethics Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level require specific pre-approval by the Audit and Ethics Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit and Ethics Committee, provided the Committee is informed of each such service. The Audit and Ethics Committee has not established such policies and procedures.

Required Vote: The ratification and approval of the appointment of the Company’s independent auditors and the authorization for the Audit and Ethics Committee to set the auditors’ remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 2.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO THE COMPANY’S MEMORANDUM OF ASSOCIATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 30,000,000 TO 40,000,000 SHARES AND THE SHARE CAPITAL FROM
US $30,000,000 TO US $40,000,000

The Board previously approved, subject to shareholder approval at the Meeting, a proposal to increase the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000 (the “Authorized Share Increase”). If the Authorized Share Increase is adopted by shareholders, Article 5 of the Memorandum of Association will be amended to increase the Company’s authorized capital from US $30,000,000 divided into 30,000,000 common shares, of par value US $1.00 each, to US $40,000,000 divided into 40,000,000 common shares, of par value US $1.00 each. The Company will use the newly authorized common shares for general corporate purposes as more fully described below.

Background and Reasons for the Increase in Authorized Common Shares

Under the Company’s Memorandum of Association, the Company currently is authorized to issue only 30,000,000 common shares of which 19,289,905 common shares are outstanding and 10,710,095 remain unissued. The Board believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue common shares for proper corporate purposes which may be identified in the future, such as to raise equity capital, effect a stock split, adopt a stock incentive plan or reserve additional shares for issuance under such a plan where the Board determines it advisable to do so, without the delay and expense of soliciting shareholder approval to increase the Company’s authorized share capital (shareholder approval will be solicited with respect to any transactions or issuances where such approval may be required by applicable laws and the NYSE, including relating to any stock incentive plan). The Company does not have any current plans to issue for any purpose any of the additional shares to be authorized.

The additional 10,000,000 common shares for which authorization is sought would be identical to the Company’s existing common shares. The increase in the number of authorized shares and any future issuances of common shares would not affect the rights of holders of currently outstanding common shares, except for effects incidental to increasing the number of common shares outstanding. Holders of common shares do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current holders of common shares do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. In addition, if the Board elects to issue additional common shares, such issuance could have a dilutive effect on earnings and net asset value per share, voting power and share holdings of shareholders.

Required Vote: Approval to amend the Company’s Memorandum of Association to increase the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000 requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 3.

PROPOSAL 4

TO APPROVE AMENDMENTS TO THE COMPANY’S MEMORANDUM OF ASSOCIATION AND BYE-LAWS AUTHORIZING THE REPURCHASE OF SHARES TO BE HELD AS TREASURY SHARES

The Board previously approved, subject to shareholder approval at the Meeting, a proposal to approve and adopt amendments to the Company’s Memorandum of Association and Bye-Laws to permit the Company to hold repurchased shares as treasury shares in lieu of cancellation, as described below.

With a view to modernizing the Companies Act to take into account various company law reform initiatives in various jurisdictions, the Companies Amendment Act 2006 (the “Amendment Act”) made certain changes to Bermuda’s company legislation. Among other things, the Amendment Act includes a provision that permits a company to acquire its own shares to be held as treasury shares provided this is permitted by the company’s memorandum of association or its bye-laws. Treasury shares generally represent shares that were issued to shareholders but which have since been reacquired by the issuing company and are available for retirement or later reissuance. Prior to this amendment, such purchased shares would be cancelled. Generally, all rights attaching to treasury shares, such as voting and dividend rights, are suspended and cannot be exercised by the company while it holds such treasury shares. It is a requirement under the Amendment Act that any company wishing to take advantage of the treasury shares provision will need to change its memorandum of association or bye-laws to permit this. Under the Amendment Act, companies continue to be able to purchase their own shares for cancellation so long as their constitutional documents permit it.

The Company’s Memorandum of Association and Bye-Laws do not currently authorize the Company to acquire its own shares and subsequently hold them as treasury shares. The Company believes that having the ability to hold reacquired shares in treasury affords it valuable corporate financial flexibility under various circumstances. Shares held as treasury shares can be reissued to raise equity capital or to adopt a stock incentive plan or reserve additional shares for issuance under such a plan (subject to applicable shareholder approval). The recommended amendments to the Memorandum of Association and Bye-Laws accommodate the ability of the Company to acquire its own shares and either to cancel such shares or hold them in treasury, in either case as determined by the Board and in accordance with the Companies Act. Furthermore, the proposed amendments to the Bye-Laws include a new Bye-Law which clarifies that all rights attaching to treasury shares held by the Company will be suspended and may not be exercised by the Company while held in treasury.

The above summary of the proposed changes to the Company’s current Memorandum of Association and Bye-Laws is qualified in its entirety by reference to the text of the proposed amendments, attached as Appendix C to this Proxy Statement. The Board encourages each shareholder to review Appendix C.

Required Vote: Approval to amend the Company’s Memorandum of Association and Bye-Laws to authorize the repurchase of shares to be held as treasury shares requires the affirmative vote of a majority of the votes cast at the Meeting.

The Directors unanimously recommend that you vote FOR proposal 4.

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act, the Company’s audited financial statements for the fiscal year ended November 30, 2011 will be presented at the Meeting. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at the Meeting.

ADDITIONAL INFORMATION

The principal executive office of the Company is located at 400 South El Camino Real, Suite 710, San Mateo, California 94402. The Company is internally managed and does not engage an outside investment adviser.

Kaufman Rossin Fund Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides accounting services to the Company.

SHAREHOLDER PROPOSALS

In order for a shareholder proposal to be included in the Company’s proxy statement and proxy card for the 2013 Annual General Meeting, the proposal must be received no later than September 29, 2012. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials. If a shareholder wishes to present a proposal for consideration at the 2013 Annual General Meeting without inclusion of such proposal in the Company’s proxy statement and proxy card, the notice of such proposal must be received no later than December 13, 2012.

Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require that a proposal be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA Gold and Precious Metals Limited, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

OTHER MATTERS

The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named as proxies will vote thereon in accordance with their best judgment.

January 25, 2012

APPENDIX A

ASA GOLD AND PRECIOUS METALS LIMITED

AUDIT AND ETHICS COMMITTEE REPORT

The Audit and Ethics Committee (the “Committee”) of the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (the “Company”) was created to assist the Board in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, the Company’s independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. The independent auditors report directly to the Committee and are ultimately accountable to the Board and the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In carrying out its responsibilities, the members of the Committee are entitled to rely, in good faith, on: (i) the integrity of those persons and organizations inside and outside the Company from which the Committee receives information; and (ii) the accuracy of the financial and other information provided and representations made to the Committee by such persons or organizations.

The Committee has reviewed the Company’s audited financial statements for the fiscal year ended November 30, 2011. In conjunction with its review, the Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Committee has discussed with Ernst & Young LLP (“E&Y”), the independent auditors, the matters required pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Committee concerning independence. The Committee has also discussed with E&Y its independence.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Committee set forth in the Audit and Ethics Committee Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report for the fiscal year ended November 30, 2011.

This report has been approved by all of the members of the Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange’s listing standards.

January 18, 2012

Andrew Pegge (Chairman)
Phillip Goldstein
Michael Mead

APPENDIX B

January 25, 2012

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Ladies and Gentlemen:

We have read the section titled “Change of Independent Auditors” within “PROPOSAL 2: RATIFICATION AND APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT AND ETHICS COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION” of Schedule 14A, Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, dated January 25, 2012, of ASA Gold and Precious Metals Limited (the “Fund”) and are in agreement with such statements within the section, except we have no basis to agree or disagree with any of the statements regarding Tait, Weller & Baker LLP.

APPENDIX C

Proposed Amendments to the Memorandum of Association and Bye-Laws
of ASA Gold and Precious Metals Limited to Permit the Use of Treasury Shares

Additions are underlined and deletions are indicated by brackets.

1. To be revised in clause (h) of the Schedule annexed to the Memorandum of Association:

(h) to purchase its own shares in accordance with the provisions [of Section 42A] of the Companies Act 1981

2. To be added to Section 1.1 of the Bye-Laws in alphabetical order:

“Treasury Share” means a share of the Company that was or is treated as having been acquired by the Company and has not been cancelled but has been held by the Company continuously since it was acquired.

3. To be added after the last sentence of Section 3 of the Bye-Laws:

All the rights attaching to a treasury share shall be suspended and shall not be exercised by the Company while it holds such treasury share and, except where required by the Companies Acts, all treasury shares shall be excluded from the calculation of any percentage or fraction of the share capital, or number of shares, of the Company.

4. To be revised in Section 4 of the Bye-Laws:

(4) The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own shares for cancellation or acquire them as treasury shares upon such terms as the Board may in its discretion determine, provided always that such purchase is effected in accordance with the provisions of the Companies Acts and the Investment Company Act and any other applicable United States federal securities laws.

ASA GOLD AND PRECIOUS METALS LIMITED
IMPORTANT ANNUAL MEETING INFORMATION	000004
ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can return your proxy via the Internet or by telephone! Available 24 hours a day, 7 days a week!

Instead of returning your proxy by mail, you may choose one of the two methods outlined below to return your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted via the Internet or by telephone must be received by 1:00 a.m., Eastern Time, on March 15, 2012.

Return your proxy via the Internet
•	Log on to the Internet and go to www.investorvote.com/asa
•	Have your proxy card in hand when you log on and follow the steps outlined on the secured website.
Return your proxy by telephone
•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card	1234 5678 9012 345

▼	IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

1.	Election of Directors:	For	Against	Abstain
	01 - David Christensen	☐	☐	☐

	02 - Phillip Goldstein	☐	☐	☐

	03 - Michael Mead	☐	☐	☐

	04 - Andrew Pegge	☐	☐	☐

	05 - Robert Pilkington	☐	☐	☐
+
		For	Against	Abstain
2.

To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2012, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration.

		☐	☐	☐

		For	Against	Abstain
3.

To approve an amendment to the Company’s Memorandum of Association to increase the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000.

		☐	☐	☐

		For	Against	Abstain
4.	To approve amendments to the Company’s Memorandum of Association and Bye-Laws authorizing the repurchase of shares to be held as treasury shares.	☐	☐	☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE	+
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
	1 U P X	1 2 9 3 0 9 1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01ETLC

ASA Gold and Precious Metals Limited
RETURN YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Shareholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

ASA Gold and Precious Metals Limited encourages you to return your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you return your proxy electronically via the Internet or by telephone, you do NOT need to mail your proxy card.

•

To return your proxy electronically via the Internet, go to the website: www.investorvote.com/asa and follow the prompts. You must use the information printed in the title bar on the reverse side of this card.

•	To return your proxy by telephone, use a touch-tone telephone and call toll free 1-800-652-VOTE (8683). You must use the information printed in the title bar on the reverse side of this card.

If you have any questions regarding the proposals or need assistance returning your proxy, please contact AST-Altman Group LLC, which is assisting ASA Gold and Precious Metals Limited, at 1-877-896-3195 (call toll-free).

Thank you for your prompt attention to this request.

▼	IF YOU HAVE NOT RETURNED YOUR PROXY VIA THE INTERNET OR BY TELEPHONE, DETACH ALONG THE PERFORATION, AND MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card

This proxy is being solicited on behalf of the Board of Directors of ASA Gold and Precious Metals Limited (the “Company”).

The undersigned hereby appoints as proxies Rodney Yee and Steven Schantz, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on March 15, 2012 at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

(Continued, and please sign, on reverse side.)

ASA GOLD AND PRECIOUS METALS LIMITED

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card

▼	PLEASE DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

1.	Election of Directors:	For	Against	Abstain
	01 - David Christensen	☐	☐	☐

	02 - Phillip Goldstein	☐	☐	☐

	03 - Michael Mead	☐	☐	☐

	04 - Andrew Pegge	☐	☐	☐

	05 - Robert Pilkington	☐	☐	☐
+
		For	Against	Abstain
2.

To ratify and approve the appointment of Tait, Weller & Baker LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending November 30, 2012, and to authorize the Audit and Ethics Committee of the Board of Directors to set the independent auditors’ remuneration.

		☐	☐	☐

		For	Against	Abstain
3.

To approve an amendment to the Company’s Memorandum of Association to increase the number of authorized common shares from 30,000,000 to 40,000,000 shares and the share capital from US $30,000,000 to US $40,000,000.

		☐	☐	☐

		For	Against	Abstain
4.	To approve amendments to the Company’s Memorandum of Association and Bye-Laws authorizing the repurchase of shares to be held as treasury shares.	☐	☐	☐

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on this proxy. Joint shareholders should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1 U P X	1 2 9 3 0 9 2	+

                          01ETMC

▼	PLEASE DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

ASA Gold and Precious Metals Limited — Annual General Meeting Proxy Card

This proxy is being solicited on behalf of the Board of Directors of ASA Gold and Precious Metals Limited (the “Company”).

The undersigned hereby appoints as proxies Rodney Yee and Steven Schantz, and each of them (with power of substitution), to vote all of the undersigned’s shares in the Company held on the record date at the Annual General Meeting of Shareholders to be held on March 15, 2012 at 10:00 a.m., Eastern Time, at the offices of K&L Gates LLP, 599 Lexington Avenue, 32nd Floor, New York, NY 10022, and any adjournment or postponement thereof (the “Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

(Continued, and please sign, on reverse side.)